SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report: (Date of Earliest Event Reported):  March 22, 2002
                                                        (March 5, 2002)





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

        Maryland                    1-10360                   52-1622022
(State or other jurisdiction      (Commission              (I.R.S. Employer
         of incorporation)         File Number)            Identification No.)




                              11200 Rockville Pike
                            Rockville, Maryland 20852
 (Address of principal executive offices, including zip code, of Registrants)

                                 (301) 816-2300
              (Registrants' telephone number, including area code)


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Item 5.  Other Events

     CRIIMI MAE Inc. (the "Company") reports the following events:

1. Order Approving Settlement Agreement. On March 5, 2002, Judge Duncan Keir of the U.S. Bankruptcy Court entered an Order approving the settlement agreement between First Union National Bank and the Company.

2. First Amendment to the Rights Agreement. On March 14, 2002, the Company and Registrar and Transfer Company amended the Rights Agreement, which was entered into by such parties on January 23, 2002.

3. Press Releases. On March 20, 2002 and March 21, 2002, the Company issued three press releases announcing (i) a $31 million non-cash impairment charge related to its CMBS for the 4th quarter of 2001, (ii) the settlement of the First Union claim, (iii) the Company's redemption of all outstanding shares of its Series E Preferred Stock and (iv) the Board of Director's declaration of dividends on shares of the Company's Series B Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, payable in common stock on April 15, 2002.

     Attached as exhibits to this Current Report on Form 8-K are the First Amendment to the Rights Agreement, the Order approving the settlement agreement and each of the three press releases issued by the Company on March 20, 2002 and March 21, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)      Exhibits

4.1      First Amendment to the Rights Agreement dated March 14, 2002.

99.1 Order Approving Settlement and Compromise with First Union National Bank dated March 5, 2002.

99.2     Press Release issued by CRIIMI MAE Inc. on March 20, 2002.

99.3     Press Release issued by CRIIMI MAE Inc. on March 21, 2002.

99.4     Press Release issued by CRIIMI MAE Inc. on March 21, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CRIIMI MAE Inc.



Dated:  March 22, 2002                /s/Cynthia O. Azzara
----------------------                ----------------------------
                                      Cynthia O. Azzara
                                      Chief Financial Officer/Senior
                                        Vice President

                                  EXHIBIT INDEX

Exhibit
No.                                         Description
-------------------------------------------------------------------------------

*4.1      First Amendment to the Rights Agreement dated March 14, 2002.

*99.1 Order Approving Settlement and Compromise with First Union National Bank dated March 5, 2002.

*99.2     Press Release issued by CRIIMI MAE Inc. on March 20, 2002.

*99.3     Press Release issued by CRIIMI MAE Inc. on March 21, 2002.

*99.4     Press Release issued by CRIIMI MAE Inc. on March 21, 2002.


*Filed herewith.